UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 6, 2007

LOWE'S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowe's Blvd., Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(704) 758-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits.
	1.1	Underwriting Agreement, dated as of September 6, 2007, by and among Lowe’s Companies, Inc., J.P. Morgan Securities Inc., Merrill Lynch & Co. and Wachovia Capital Markets, LLC
	4.1	Fifth Supplemental Indenture, dated as of September 11, 1007, between Lowe’s Companies, Inc. and The Bank of New York Trust Company, N.A., as trustee
	4.2	Form of 5.60% Note due 2012 (included in Exhibit 4.1)
	4.3	Form of 6.10% Note due 2017 (included in Exhibit 4.1)
	4.4	Form of 6.65% Note due 2037 (included in Exhibit 4.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE'S COMPANIES, INC.

Date: September 11, 2007	By:	/s/ Matthew V. Hollifield
Matthew V. Hollifield Senior Vice President and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 6, 2007, by and among Lowe’s Companies, Inc., J.P. Morgan Securities Inc., Merrill Lynch & Co. and Wachovia Capital Markets, LLC
4.1	Fifth Supplemental Indenture, dated as of September 11, 1007, between Lowe’s Companies, Inc. and The Bank of New York Trust Company, N.A., as trustee
4.2	Form of 5.60% Note due 2012 (included in Exhibit 4.1)
4.3	Form of 6.10% Note due 2017 (included in Exhibit 4.1)
4.4	Form of 6.65% Note due 2037 (included in Exhibit 4.1)